Exhibit 99.1

FOR IMMEDIATE RELEASE

AMERAMEX INTERNATIONAL LAUNCHES ON M-VEST

Chico, California, February 23, 2021 – AmeraMex International, Inc., (OTCQB:AMMX) a national and international provider of new and refurbished heavy equipment to logistics companies, infrastructure construction, logging companies, and forestry conservation organizations, announced today that its Corporate Overview and Presentation has been launched on the M-Vest Website.

M-Vest is an online investment bank and digital community built for issuers, investors, and thought leaders to share information and access investment opportunities. Please visit www.m-vest.com to access AmeraMex International’s Corporate Presentation under Insights and visit www.AMMX.net for more information regarding AmeraMex International.

The AmeraMex International, Inc. presentations published via the M-Vest website shall not constitute an offer to sell or a solicitation of an offer to buy any securities.

About Maxim Group LLC and M-Vest

M-Vest is an online investment bank and digital community built for issuers, investors, and thought leaders to share information and access investment opportunities. M Vest LLC hosted company profiles and other materials including web content, are based on data obtained from sources M-Vest believes to be reliable but are not guaranteed as to accuracy and are not purported to be complete. As such, the information should not be construed as advice designed to meet the particular investment needs of any investor. Any opinions expressed in M-Vest hosted company profiles or other materials and presentations are subject to change. M-Vest and its affiliates may own shares of securities or options of the issuers mentioned on the M-Vest website. In the purview of Section 17(b) of the Securities Act of 1933 and in the interest of full disclosure, M-Vest calls the reader's attention to the fact that M Vest is retained by certain clients to increase investor awareness.

Maxim Group, a sister company to M-Vest LLC, is a full-service investment banking, securities, and wealth management firm.

About AmeraMex International

AmeraMex International sells, leases, and rents heavy equipment to companies within multiple industries including construction, logistics, mining, and lumber. AmeraMex, with a US and international customer base, has over 30 years of experience in heavy equipment sales and service. Follow AmeraMex on Twitter @ammx_intl and visit the AmeraMex website, www.AMMX.net or www.hamreequipment.com for additional corporate information, online heavy equipment inventory/ pricing and videos.

Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue" or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Investors are encouraged to review the Company’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor and Media Relations
McCloud Communications, LLC
Marty Tullio, Managing Member
Office: 949.632.1900 or Marty@McCloudCommunications.com